Exhibit 10.2
DEBT PURCHASE AGREEMENT

THIS DEBT PURCHASE AGREEMENT (this “Agreement”), is made and entered into as of the 15th day of August 2016, by and among TCA GLOBAL CREDIT MASTER FUND, LP, a Cayman Islands limited partnership, with an address of 3960 Howard Hughes Parkway, Suite 500, Las Vegas, NV 89169 (“Assignor” or “Lender”), CHICAGO VENTURE PARTNERS, L.P., a Utah limited partnership (“Assignee”), and GROWLIFE, INC., a Delaware corporation (the “Borrower”).

W I T N E S S E T H

WHEREAS, Borrower, Lender and others entered into, or are otherwise parties to and bound by, the terms of that certain Securities Purchase Agreement, dated as of April 30, 2015, but made effective as of July 9, 2015 (the “Original Purchase Agreement”), pursuant to which the Borrower executed and delivered that certain Senior Secured, Convertible, Redeemable, Debenture, dated as of April 30, 2015 but made effective as of July 9, 2015, in the original principal amount of $700,000 (the “Original Debenture”);

WHEREAS, Borrower, Lender and others entered into, or are otherwise parties to and bound by, the terms of that certain Securities Purchase Agreement, dated as of April 30, 2015, but made effective as of August 6, 2015 and made effective as of October 27, 2015 (the “Supplemental Purchase Agreement”), pursuant to which the Borrower executed and delivered that certain Senior Secured, Convertible, Redeemable, Debenture, dated as of April 30, 2015 but made effective as of August 6, 2015, in the original principal amount of $100,000 (the “Supplemental Debenture”);

WHEREAS, Borrower, Lender and others entered into, or are otherwise parties to and bound by, the terms of that certain Amended and Restated Securities Purchase Agreement, dated and made effective as of October 27, 2015 (the “Restated Purchase Agreement”), which amended and restated the terms and conditions of the Original Purchase Agreement in its entirety, as further modified by that certain First Amendment to Amended and Restated Securities Purchase Agreement, dated as of April 30, 2016 (the “First Amendment”, together with the Supplemental Purchase Agreement and the Restated Purchase Agreement together with any amendments, renewals, substitutions, replacements or modifications from time to time, collectively referred to as the “Purchase Agreement”); and

WHEREAS, pursuant to the Restated Purchase Agreement, Borrower executed and delivered to Lender that certain Amended, Restated and Consolidated Senior Secured Convertible Redeemable Debenture, dated and made effective as of October 27, 2015 in the original principal amount of $1,050,000 (the “Restated Debenture”), which Restated Debenture amended, restated, consolidated and replaced the Original Debenture in its entirety (the Restated Debenture and the Supplemental Debenture, collectively referred to as the “First Debentures”); and

WHEREAS, pursuant to the First Amendment, the Borrower executed and delivered to Lender that certain Second Replacement Debenture A, dated as of April 30, 2016, in the original principal amount of $150,000 (the “Second Replacement Debenture A”), as well as that certain Second Replacement Debenture B, dated as of April 30, 2016, in the original principal amount of $2,681,209.82 (the “Second Replacement Debenture B”), which Second Replacement Debenture A and Second Replacement Debenture B, together, replaced and superseded the First Debentures; and

WHEREAS, pursuant to a Debt Purchase Agreement, dated June 9, 2016 (the “DPA”), Lender sold, assigned, and transferred the Second Replacement Debenture A to Old Main Capital, LLC (“Old Main”); and

WHEREAS, pursuant to the DPA, Lender and Old Main entered into that certain Option Agreement, dated June 9, 2016 (the “Option Agreement”), pursuant to which Lender granted Old Main an Option (as defined therein) to purchase assigned debt, provided Old Main exercised the Option in accordance with the terms and conditions of the Option Agreement and made certain options payments to Lender as required by the Option Agreement; and

WHEREAS, pursuant to the DPA and Option Agreement, the Second Replacement Debenture B was further severed, split, divided and apportioned into two (2) separate and distinct replacement debentures, same being a Third Replacement Debenture A dated as of July 14, 2016 from Borrower to Lender in the original principal amount of $150,000 (the “Third Replacement Debenture A”) and a Third Replacement Debenture B dated as of July 14, 2016 from Borrower to Lender in the original principal amount of $2,484,433.61 (the “Third Replacement Debenture B”), which Third Replacement Debenture A and Third Replacement Debenture B, together, replaced and superseded the Second Replacement B in its entirety; and

WHEREAS, pursuant to the DPA and Option Agreement, Lender sold, assigned and transferred Third Replacement Debenture A to Old Main; and

WHEREAS, pursuant to the DPA and Option Agreement, the Third Replacement Debenture B was further severed, split, divided and apportioned into two (2) separate and distinct replacement debentures, same being a Fourth Replacement Debenture A dated as of August 3, 2016 from Borrower to Lender in the original principal amount of $150,000 (the “Fourth Replacement Debenture A”) and a Fourth Replacement Debenture B dated as of August 3, 2016 from Borrower to Lender in the original principal amount of $2,360,777.95 (the “Fourth Replacement Debenture B”), which Fourth Replacement Debenture A and Fourth Replacement Debenture B, together, replaced and superseded the Third Replacement B in its entirety; and

WHEREAS, pursuant to the DPA and Option Agreement, Lender sold, assigned and transferred Fourth Replacement Debenture A to Old Main; and

WHEREAS, on or about August 2016, the Lender, Old Main and the Borrower entered into that certain First Amendment to Debt Purchase Agreement pursuant to which Old Main was granted the right to purchase from Lender up to two (2) additional tranches of remaining debt, each in an amount up to $150,000, the first of such tranche to be purchased by no later than August 25, 2016 and the second tranche to be purchased by no later than September 25, 2016; and

WHEREAS, Assignee desires to purchase from Lender, and Lender is amenable to selling and assigning to Assignee, Assignor’s right, title and interest in and to a portion of the monetary obligations evidenced by the Fourth Replacement Debenture B, not including $300,000 of such monetary obligations which the Assignor is permitted to sell and assign to Old Main following the date hereof (the “Assigned Debt”), which Assigned Debt shall be purchased by Assignee in multiple tranches as more specifically hereinafter set forth; and

WHEREAS, on or prior to each “Purchase Tranche Closing” (as hereinafter defined), as directed by Lender, Borrower agrees to sever, split, divide and apportion the Fourth Replacement Debenture B (or any replacement debentures issued in replacement thereof as hereby contemplated, as applicable) into two separate and distinct replacement debentures, each in substantially the form as set forth on Exhibit “A” attached hereto (the “Debenture Form”), one for the amount of the portion of the Assigned Debt being sold and assigned at such Purchase Tranche Closing (the portion of the Assigned Debt being sold and assigned at each separate Purchase Tranche Closing, as applicable, being referred to as the “Applicable Assigned Debt”), and one for the remaining amount of the overall debt evidenced by the Fourth Replacement Debenture B (or any replacement debentures issued in replacement thereof as hereby contemplated, as applicable).

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, Assignor, Assignee, and Borrower hereby covenant and agree as follows:

1. Recitals. The recitations set forth in the preamble of this Agreement are true and correct and incorporated herein by this reference.

2. Agreement to Assign Assigned Debt.

(a)  Purchase Tranche Closings. Provided Assignee is not in default or breach under this Agreement, and that no event has occurred that, with the passage of time, the giving of notice, or both, would constitute a default or breach by Assignee under this Agreement, and subject to all the terms and provisions of this Agreement, Assignor hereby agrees to sell and assign to Assignee, and Assignee hereby agrees to purchase from Assignor, the Assigned Debt, which Assigned Debt shall be sold in multiple separate tranches (each of such tranches hereinafter referred to as a “Purchase Tranche”), each of such separate Purchase Tranches to be sold and assigned on the respective dates and for the respective amounts set forth in the schedule attached hereto as Exhibit “B” (each closing of a Purchase Tranche referred to as a “Purchase Tranche Closing” and the purchase price to be paid for each Applicable Assigned Debt at each Purchase Tranche Closing, as shown on such attached schedule, referred to as the “Applicable Purchase Price”); provided, however, nothing herein shall prevent Assignee from electing to purchase a greater portion of the Assigned Debt than that set forth in the attached schedule for any given Purchase Tranche Closing, up to the aggregate amount of the Assigned Debt, by written notice to Assignor delivered prior to the applicable Purchase Tranche Closing. Notwithstanding the foregoing or anything to the contrary herein, Assignee may elect, at any time and in its sole discretion, to not effect up to two (2) separate Purchase Tranche Closings without triggering any rights hereunder in favor of Assignor or obligations of Assignee that would otherwise apply in the event Assignee failed to purchase any applicable Assigned Debt at an applicable Purchase Tranche Closing. For the avoidance of doubt, with respect to the first two (2) separate Purchase Tranche Closings that Assignee fails to effect (by not delivering the Applicable Purchase Price at such Purchase Tranche Closing or otherwise), neither of such failures shall constitute a default of Assignee’s obligations under this Agreement, nor shall such failures give rise to a right of termination pursuant to Section 8(b) below or trigger a termination of Assignor’s covenants described in Section 2(f) below (as is described in the last sentence of such section).

(b) Deliveries at Each Purchase Tranche Closing. Subject to the terms of this Agreement, at each Purchase Tranche Closing: (i) Lender shall execute and deliver to Assignee, an assignment of the Applicable Assigned Debt being sold and assigned at such Purchase Tranche Closing, substantially in the form attached hereto as Exhibit “C” (each, an “Assignment”); (ii) Lender shall deliver to Assignee the replacement debenture for the Applicable Assigned Debt being sold and assigned at such Purchase Tranche Closing (subject to receipt of same by Lender from Borrower as provided in Section 2(c) below); (iii) Lender shall cause its attorney to deliver to Assignee a legal opinion that as of the date of such Purchase Tranche Closing, Lender is not and has not at any time been an Affiliate (as that term is defined in the Securities Act of 1933, as amended (the “Securities Act”)) of Borrower; and (iv) Assignee shall pay to Lender the Applicable Purchase Price for the Applicable Assigned Debt being sold and assigned at such Purchase Tranche Closing, by wire transfer of good and cleared U.S. currency to an account designated by Lender.

(c) Borrower’s Obligation to Sever Debentures. On or prior to each Purchase Tranche Closing, and within no later than two (2) business days after request therefor is made by Lender to Borrower, Borrower agrees to sever, split, divide and apportion the Debenture (or any replacement debentures issued in replacement thereof as hereby contemplated, as applicable) into two separate and distinct and newly issued replacement debentures, each substantially in the Debenture Form. One of such replacement debentures shall be for a principal amount equal to the Applicable Purchase Price corresponding to the Applicable Assigned Debt for the applicable Purchase Tranche Closing, and the other replacement debenture shall be for a principal amount equal to the remaining amount of the overall debt then existing and evidenced by the Fourth Replacement Debenture B (or any replacement debenture issued in replacement thereof as hereby contemplated, as applicable). In order to clarify the foregoing, as an example, on or prior to the first Purchase Tranche Closing contemplated hereby, upon request by Lender, Borrower shall provide to Lender two replacement debentures in replacement of the Fourth Replacement Debenture B, one for $80,000, which is the Applicable Purchase Price for the Applicable Assigned Debt being sold and assigned at the first Purchase Tranche Closing, and the second for $2,445,842.62 (as of August 15, 2016), which is the amount of the overall debt evidenced by the Fourth Replacement Debenture B, less the Applicable Purchase Price for the fifth replacement debenture being sold and assigned at the first Purchase Tranche Closing. This second replacement debenture shall then be severed in the same manner for the second Purchase Tranche Closing, and this foregoing process of severing and issuing replacement debentures shall be repeated for each Purchase Tranche Closing, until the Assigned Debt is sold and assigned in full, or this Agreement is otherwise earlier terminated in accordance with its terms. Assignee acknowledges and understands that Lender’s obligation to sell, assign and deliver each replacement debenture representing the Applicable Assigned Debt at each Purchase Tranche Closing is subject to and conditioned upon Borrower executing and delivering such replacement debentures to Lender in accordance with this Agreement. Likewise, Lender acknowledges and understands that Assignee’s obligation to pay the Applicable Purchase Price for the Applicable Assigned Debt at each Purchase Tranche Closing is subject to and conditioned upon Borrower executing and delivering such replacement debentures in accordance with this Agreement.

(d) Remaining Debt. Assignee and Borrower acknowledge that at each Purchase Tranche Closing, and subject to Lender’s receipt of the Applicable Purchase Price, only the Applicable Assigned Debt represented by the specific replacement debenture representing the applicable Purchase Tranche shall be deemed sold and assigned hereunder, it being acknowledged by Assignee and by Borrower that the remaining portion of the debt evidenced by the Fourth Replacement Debenture B (or any replacement debentures issued in replacement thereof as hereby contemplated, as applicable) for which the Applicable Purchase Price has not been paid and received by Lender (the “Remaining Debt”) shall not be sold or assigned thereby unless and until additional replacement debentures for additional Purchase Tranches are thereafter sold in accordance with this Agreement and the Applicable Purchase Price therefor is received by Lender. The Remaining Debt shall include no less than $300,000 of debt which shall remain in the possession of the Assignor to be sold and assigned to Old Main.

(e) No Security Rights. Assignee and Borrower each hereby agree and acknowledge that the sale, transfer and assignment of the Assigned Debt, or any portion thereof, shall be a sale, transfer and assignment of the monetary obligations evidenced by such Assigned Debt (or portion thereof) only, and shall not include, and such sale, transfer and assignment expressly excludes, the Remaining Debt, as well as excluding any and all security rights, rights to any collateral, or any other security interests or rights of Assignor of any nature or kind related to, arising under, or pursuant to, the Purchase Agreement, any other “Transaction Documents” (as defined in the Purchase Agreement) related thereto, or any other security agreements, UCC financing statements, or any other documents or instruments relating to the obligations of Borrower or any “Guarantors” (as defined in the Purchase Agreement) to Assignor (collectively, the “Security Rights”), it being agreed and acknowledged that all Security Rights shall remain with Assignor, as security for any portion of the Assigned Debt not assigned at any Purchase Tranche Closing, the Remaining Debt, or any other obligations of Borrower or any Guarantors to Assignor.

(f) Covenants of Assignor. As a material inducement to Assignee entering into this Agreement, for so long as this Agreement remains in effect (but subject to the last sentence of this Section 2(f)), Assignor covenants and agrees that it will not: (i) sell all or any portion of the Fourth Replacement Debenture B or any other Borrower debt owned by Assignor to any other Person (as defined below) other than Assignee pursuant to the terms of this Agreement, provided, however, that Assignor shall be permitted to sell $300,000 of the Fourth Replacement Debenture B to Old Main; (ii) convert or attempt to convert all or any portion of the Remaining Debt; and (iii) at any time, accept payments (whether in full or partial payments) of the then outstanding Remaining Debt, or any portion of the Assigned Debt not assigned at any Purchase Tranche Closing, in an amount of less than $250,000.00, whether such payments are made by Borrower, any other Person purchasing all or any portion of the then outstanding Remaining Debt, or any portion of the Assigned Debt not assigned at any Purchase Tranche Closing, or any other Person, provided, however, that Assignor shall be permitted to sell $300,000 of the Fourth Replacement Debenture B to Old Main in tranches of less than $250,000. Notwithstanding anything herein to the contrary, Assignor’s covenants set forth in this Section 2(f) shall terminate in the event Assignee fails to pay the Applicable Purchase Price for any Assigned Debt as and when required under the terms of this Agreement.

3. Conditions to Purchases.

(a) Closing Conditions. The obligation of Assignee to purchase any Assigned Debt, to pay the Applicable Purchase Price at each applicable Purchase Tranche Closing and to perform any other obligations hereunder shall be subject to the satisfaction as determined by, or waived by, Assignee of the following conditions on or before each applicable Purchase Tranche Closing: (i) the representations, warranties and covenants of Assignor and Borrower contained herein shall be true and correct in all material respects on the date hereof and as of the date of each applicable Purchase Tranche Closing with the same force and effect as though made on and as of the Effective Date, except for those representations and warranties that are expressly limited by their terms to dates or times other than the Effective Date, which representations and warranties need only be true and correct in all material respects as of such other date or time; (ii) Assignor shall have performed and complied in all material respects with all covenants and agreements required hereby to be performed or complied with by Assignor on or prior to date of each applicable Purchase Tranche Closing; (iii) Assignor shall have delivered to Assignee those documents required under Section 2(b) above; and (iv) Borrower and Assignee shall have signed, or be unconditionally prepared to sign, an Exchange Agreement in a form reasonably acceptable to Assignee (the “Exchange Agreement”). The Exchange Agreement shall (A) be effective subsequent to the each Purchase Tranche Closing hereunder (e.g., to be effective the day following the applicable Purchase Tranche Closing), (B) be in a form satisfactory to Assignee in its sole discretion, and (C) serve as a material inducement to Buyer for purposes of each Purchase Tranche Closing under this Agreement.

(b) Initial Purchase. The initial Purchase Tranche contemplated hereunder shall be closed and funded simultaneous with the execution of this Agreement by Lender, Assignee and Borrower.

(c) Subsequent Purchases.  If the first Purchase Tranche Closing is consummated hereunder, and the Applicable Purchase Price therefor is paid and received by Lender as contemplated under this Agreement, then Assignee’s obligation to purchase any additional Purchase Tranches as hereby contemplated is a binding and continuing obligation of Assignee (subject, however, to the last sentence of Section 2(a) above); provided, however, Assignee shall have the right to terminate such obligation at any time during the term of this Agreement upon the occurrence of any of the following events (each a “Trigger Event”): (i) Borrower fails to stay current in its filing obligations with the SEC; (ii) trading of Borrower’s Common Stock on the “Principal Trading Market” (as defined in the Purchase Agreement) is stopped or halted for any reason; (iii) any suspension of electronic trading or settlement services by the Depository Trust Company (“DTC”) with respect to the Common Stock occurs and is continuing, or any receipt by Borrower of any notice from DTC to the effect that a suspension of electronic trading or settlement services by DTC with respect to the Common Stock is being imposed or is contemplated (unless, prior to such suspension, DTC shall have notified Borrower in writing that DTC has determined not to impose any such suspension); (iv) Borrower’s transfer agent (the “Transfer Agent”) fails to issue to Assignee any shares of Borrower’s Common Stock which may be due to Assignee in connection with any conversion rights exercised by Assignee under any debentures purchased by Assignee hereunder, or debentures issued in replacement thereof; (v) Borrower fails to maintain its active status with its state of organization; (vi) Borrower shall default (beyond any applicable notice and cure periods) in any of its obligations to Assignee under the debentures purchased by Assignee hereunder, or debentures issued in replacement thereof, the Exchange Agreement, or any other obligations of Borrower to Assignee; (vii) Borrower fails to maintain any share reserve required by Assignee; (viii) Assignor shall accelerate or otherwise seek to collect any amount due and payable by Borrower to Assignor under the Debenture; or (ix) or in the event of any default or breach by Lender or Borrower of any covenant, representation, or warranty made to Assignee under this Agreement, including without limitation if any representation or warranty made by Lender or Borrower hereunder was false when made or as of the date of any Purchase Tranche Closing. Upon the occurrence of a Trigger Event, in the event Assignee desires to terminate its obligation to purchase Purchase Tranches as hereby contemplated, Assignee shall deliver to Lender written notice of such termination at any time following the occurrence of the Trigger Event (which notice shall include a statement of the Trigger Event that has occurred and reasonable evidence of the occurrence thereof), whereupon Assignee’s obligation to purchase any additional Purchase Tranches thereafter shall immediately terminate and be of no further force or effect. Notwithstanding the foregoing, following the occurrence of any Trigger Event, Assignee may elect to terminate its obligation to purchase additional Purchase Tranches without terminating this Agreement, in which event Assignee may continue purchasing additional Purchase Tranches under this Agreement in its sole discretion, but shall have no obligation to do so. Moreover, and for the avoidance of doubt, once a Trigger Event has occurred, Assignee shall be entitled to all rights set forth in this Section 3(c) and such rights shall continue thereafter until this Agreement is terminated, even if such Trigger Event is subsequently cured.

4. Representations and Warranties of Assignor. Assignor makes the following representations and warranties to Assignee, each of which shall be deemed made as of the Effective Date, and re-made as of each Purchase Tranche Closing:

(a) Assignor acquired: (i) the Original Debenture directly from Borrower on July 9, 2015; (ii) the Supplemental Debenture directly from Borrower on August 6, 2015; and (iii) and the Restated Debenture directly from Borrower on October 27, 2015 and delivered to Borrower the full amount of the purchase price therefor in cash on or before each applicable date (in furtherance thereof, on or prior to the Effective Date, Assignor has delivered documentary evidence to Assignee that such purchase price was paid in full on or before such date). Assignor is the legal and equitable owner of Assignor’s right, title and interest in and to the Assigned Debt, except for any portion of the Assigned Debt previously sold and assigned to Assignee pursuant to this Agreement, and Assignor has the sole and unrestricted right to sell and/or transfer the Assigned Debt to Assignee pursuant to this Agreement; and

(b) Upon transfer to Assignee of the Assigned Debt hereunder, Assignee will have good and unencumbered title to the Assigned Debt, free and clear of any and all liens, claims, and encumbrances (for the avoidance of doubt, the Assigned Debt shall not include the debt to be purchased by Old Main following the date hereof); and

(c) Assignor has not sold, transferred, assigned, pledged, hypothecated, or otherwise encumbered the Assigned Debt, or any portion thereof, except for any portion of the Assigned Debt previously sold and assigned to Assignee pursuant to this Agreement (for the avoidance of doubt, the Assigned Debt shall not include the debt to be purchased by Old Main following the date hereof). Assignor makes this representation and warranty after diligent inquiry. Assignor has complied in all respects with all securities and other applicable laws in relation with the purchase, holding and transfer of the Fourth Replacement Debenture B as contemplated herein. No violation of securities and other applicable laws occurred in connection with the acquisition, issuance, or holding of the Fourth Replacement Debenture B; and

(d) No other written document, loan agreement, instrument, contract, amendment or modification to the Fourth Replacement Debenture B exists that supplements, modifies, or amends the terms set forth in the Debenture, except as have been delivered to Assignee prior to the Effective Date;

(e) Assignor has not acquired any other promissory notes or debt instrument issued by Borrower and is not seeking to otherwise invest in debt instruments or equity securities issued by Borrower. Assignor is not currently trying to sell or market any debt instrument or equitable securities in Borrower other than the Assigned Debt; and

(f) Assignor is voluntarily assuming all risks associated with the sale of the Assigned Debt and expressly warrants and represents that (i) Assignee has not made, and Assignor disclaims the existence of or its reliance on, any representation by Assignee concerning Borrower or the Fourth Replacement Debenture B; (ii) Assignor is not relying on any disclosure or non-disclosure made or not made, or the completeness thereof, in connection with or arising out of the sale of the Assigned Debt; (iii) Assignor has no claims against Assignee or Borrower with respect to the foregoing and if any such claim may exist, Assignor, recognizing its disclaimer of reliance and Assignee’s reliance on such disclaimer as a condition to entering into this transaction, covenants and agrees not to assert it against Assignee, Borrower or any of Assignee’s partners, representatives, agents or affiliates; (iv) Assignee and Borrower shall have no liability to Assignor; (v) and Assignor waives and releases any claim that it might have against Assignee and/or Borrower or any of Assignee’s partners, representatives, agents and affiliates whether under applicable securities law or otherwise, based on any Assignee’s knowledge, possession or nondisclosure to Assignor of any material, non-public information concerning Borrower or its direct and indirect subsidiaries, or its future prospects; and

(g) Assignor has conducted its own independent investigation, review and analysis of the business, operations, assets, liabilities, results of operations, financial condition, technology and prospects of Borrower, which investigation, review and analysis was done by Assignor. Assignor acknowledges that it has been provided adequate access to the personnel, properties, premises and records of Borrower for such purpose; and

(h) To the knowledge of Assignor, Assignor is not in possession of any material non-public information regarding claims against or the ongoing business operations, risks, or business prospects of Borrower; and

(i) The Fourth Replacement Debenture B was issued as a result of a pre-existing business relationship between Borrower and Assignor and not the result of any advertising or general solicitations; and

(j) Assignor is aware of Borrower’s business affairs and financial condition and has reached an informed and knowledgeable decision to assign the Assigned Debt to Assignee; and

(k) Assignor, together with its affiliates, is not and has not at any time during the last ninety (90) days been an officer, director, or beneficial owner (as such term is defined in the Securities Exchange Act of 1934, as amended) of 10% or more of the equity of Borrower, and is not otherwise an Affiliate of Borrower; and

(l) Assignor has not taken any other action and is not aware of any action taken by Borrower or any other Person that would restart the holding period for the Assigned Debt as described in Rule 144 of the Rules and Regulations promulgated under the Securities Act (“Rule 144”); and

(m) Assignor is an “Accredited Investor” within the meaning of Rule 501 of Regulation D under the Securities Act, as presently in effect; and

(n) Assignor is acting exclusively for its own account and not in concert with any other person or entity in connection with the transactions contemplated hereby. Assignor does not intend to, and will not, directly or indirectly, use the proceeds received pursuant to this Agreement for the purpose of investing in Borrower; and

(o) Assignor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, partnership or other applicable power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder, and the execution, delivery and performance by Assignor of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate, partnership, or similar action on the part of Assignor; and

(p) The execution, delivery and performance by Assignor of this Agreement, all other documents referred to herein, and the transactions contemplated hereby (i) have been duly authorized by all necessary officers, managers or general partners of Assignor, (ii) do not contravene the terms of Assignor’s charter documents, or any amendment thereof, (iii) do not materially violate, conflict with or result in any material breach or contravention of, or the creation of any lien under, any contractual obligation of Assignor or any requirement of law applicable to Assignor, and (iv) to the knowledge of Assignor, do not materially violate any orders of any governmental authority against, or binding upon, Assignor; and

(q) No approval, consent, compliance, exemption, authorization or other action by, or notice to, or filing with, any governmental authority or any other person or entity, and no lapse of a waiting period under any requirement of law, is necessary or required in connection with the execution, delivery or performance by, or enforcement against, Assignor, of this Agreement; and

(r) This Agreement has been duly executed and delivered by Assignor and constitutes the legal, valid and binding obligations of Assignor, enforceable against Assignor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles relating to enforceability (regardless of whether considered in a proceeding at law or in equity); and

(s) There is no action, suit, proceeding, judgment, claim or investigation pending, or to the knowledge of Assignor, threatened against Assignor which could reasonably be expected in any manner to challenge or seek to prevent, enjoin, alter or materially delay any of the transactions contemplated hereby; and

(t) Following the purchase of no more than $300,000 of Remaining Debt from the Assignor, Old Main shall have no further options or rights to purchase all or any portion of the Assigned Debt and both the Option Agreement and the DPA shall be terminated (or otherwise expire) and each such agreement shall be of no further force or effect; and

(u) Except for the foregoing representations and warranties, this Agreement and the Assignment is made by Assignor without recourse, representation or warranty of any nature or kind, express or implied, and Assignor specifically disclaims any warranty, guaranty or representation, oral or written, past, present or future with respect to the Assigned Debt, any portion thereof, or any instruments evidencing same, including, without limitation: (i) the validity, existence, or priority of any lien or security interest securing the obligations of Borrower or any other credit parties evidenced by the Assigned Debt, any portion thereof, or any instruments evidencing same; (ii) the existence of, or basis for, any claim, counterclaim, defense or offset relating to the Assigned Debt, any portion thereof, or any instruments evidencing same; (iii) the financial condition of Borrower, or any other credit parties or guarantor or obligor liable under the Assigned Debt, any portion thereof, or any instruments evidencing same, or the ability of any such parties to pay or perform their respective obligations under the Assigned Debt, any portion thereof, or any instruments evidencing same; (iv) the value or condition of any collateral securing the obligations under the Assigned Debt, any portion thereof, or any instruments evidencing same; and (v) the future performance of Borrower or any other credit parties or guarantor or obligor liable under the Assigned Debt, any portion thereof, or any instruments evidencing same. Assignee acknowledges and represents to Assignor that Assignee has been given the opportunity to undertake its own investigations of Borrower, the Assigned Debt, any portion thereof, or any instruments evidencing same, and having undertaken and performed all such investigations as Assignee deemed necessary or desirable, Assignee represents, warrants and agrees that it is relying solely on its own investigation of Borrower, the Assigned Debt, any portion thereof, or any instruments evidencing same, and not any information whatsoever provided or to be provided by Assignor, other than Assignor’s representations, warranties, and covenants set forth in this Agreement.

5. Representations and Warranties of Assignee. Assignee makes the following representations and warranties to Assignor, each of which shall be deemed made as of the Effective Date, and re-made as of each Purchase Tranche Closing:

(a) Assignee is a legally recognized entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate, partnership or other applicable power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder, and the execution, delivery and performance by Assignee of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or similar action on the part of Assignee.

(b) This Agreement, when executed and delivered by Assignee, will constitute a valid and legally binding obligation of Assignee, enforceable against Assignee in accordance with its terms, except: (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and any other laws of general application affecting enforcement of creditors' rights generally; or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(c) Assignee: (i) either alone or together with its representatives, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of this investment and make an informed decision to so invest, and has so evaluated the risks and merits of such investment; (ii) has the ability to bear the economic risks of this investment and can afford a complete loss of such investment; (iii) understands the terms of and risks associated with the acquisition of the Assigned Debt, or any portion thereof, or any instruments evidencing same, including, without limitation, a lack of liquidity, price transparency or pricing availability and risks associated with the industry in which Borrower operates; (iv) has had the opportunity to review Borrower, its business, its financial condition, its prospects, the Purchase Agreement, the Assigned Debt, any portion thereof, or any instruments evidencing same, all as Assignee has determined to be necessary in connection with this Agreement and the assignments contemplated hereby.

(d) Assignee understands that: (i) the Assigned Debt, any portion thereof, or any instruments evidencing same, have not been registered under the Securities Act or the securities laws of any state; (ii) the Assigned Debt, any portion thereof, or any instruments evidencing same, and any securities issuable upon conversion of the Assigned Debt, or any portion thereof, is and will be “restricted securities” as said term is defined in Rule 144; (iii) the Assigned Debt, any portion thereof, or any instruments evidencing same, may not be sold, pledged or otherwise transferred unless a registration statement for such transaction is effective under the Securities Act and any applicable state securities laws, or unless an exemption from such registration is available with respect to such transaction; and (iv) the Assigned Debt, any portion thereof, or any instruments evidencing same, will restrictive legends as to the foregoing in customary form.

(e) Assignee is not accepting this Agreement or any Assignment as a result of any advertisement, article, notice or other communication regarding the Assigned Debt, any portion thereof, or any instruments evidencing same published in any newspaper, magazine, internet or social media, broadcast over television or radio, presented at any seminary, or under any other media generally circulated or available to the public or any other general solicitation or general advertisement.

(f) Neither the execution and delivery of this Agreement, or any Assignment, nor the consummation of the transactions contemplated hereby, does or will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge or other restriction of any government, governmental agency, or court to which Assignee is subject or any provision of its organizational documents or other similar governing instruments, or conflict with, violate or constitute a default under any agreement, credit facility, debt or other instrument or understanding to which Assignee is a party. Assignee has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with this Agreement and the assignment of the Assigned Debt, any portion thereof, or any instruments evidencing same as contemplated hereby.

(g) There is no action, suit, proceeding, judgment, claim or investigation pending, or to the knowledge of Assignee, threatened against Assignee which could reasonably be expected in any manner to challenge or seek to prevent, enjoin, alter or materially delay any of the transactions contemplated hereby.

(h) No authorization, consent, approval or other order of, or declaration to or filing with, any governmental agency or body or other Person is required for the valid authorization, execution, delivery and performance by Assignee of this Agreement and the consummation of the transactions contemplated hereby.

(i) Assignee hereby acknowledges that the Assigned Debt, any portion thereof, or any instruments evidencing same may only be disposed of in compliance with state and federal securities laws. Assignee further acknowledges that in connection with any transfer of the Assigned Debt, any portion thereof, or any instruments evidencing same subsequent to the date hereof and other than pursuant to an effective registration statement, or an applicable exemption to such registration requirements, Borrower and/or Borrower’s transfer agent may require an opinion of counsel, the form and substance of which opinion shall be reasonably satisfactory Borrower’s transfer agent.

6. Borrower Acknowledgments. Borrower hereby consents to the sale and purchase of the Assigned Debt pursuant to the terms of this Agreement. Borrower further represents and warrants that the obligations evidenced by the Fourth Replacement Debenture B, including, without limitation, all obligations for the Assigned Debt and the Remaining Debt, are valid and enforceable obligations of Borrower subject to no defenses, setoffs, counterclaims, cross-actions or equities in favor of Borrower, and to the extent Borrower has any defenses, setoffs, counterclaims, cross-actions or equities against Assignor and/or against the enforceability of any such obligations, Borrower acknowledges and agrees that same are hereby fully and unconditionally waived by Borrower. Borrower further acknowledges its obligations under Section 2(c) above, and agrees to timely and promptly deliver replacement debentures to Lender as required by this Agreement. Borrower further acknowledges that the Assigned Debt may only represent a portion of the obligations due or owing under the Fourth Replacement Debenture B, and that the Assigned Debt is only being assigned hereunder in Purchase Tranches as contemplated above. In that regard, Borrower further acknowledges that the Remaining Debt, and any portion of the Assigned Debt for which the Applicable Purchase Price therefor has not been received by Lender, are and remain valid and enforceable obligations of Borrower. Borrower agrees and acknowledges that it is and shall remain liable to pay the Remaining Debt, and any portion of the Assigned Debt for which the Applicable Purchase Price therefor has not been received by Lender, as same becomes due in accordance with the terms of the Purchase Agreement and the Fourth Replacement Debenture B, or any replacement debentures issued in replacement thereof as hereby contemplated, and nothing contained herein shall be deemed or construed any waiver or to otherwise excuse performance by Borrower under its obligations to Lender.

7. RELEASE.

(a) AS A MATERIAL INDUCEMENT FOR LENDER TO AGREE TO ENTER INTO THIS AGREEMENT, BORROWER AND ASSIGNEE HEREBY RELEASE LENDER, TOGETHER WITH ALL OF ITS PARTNERS AND AFFILIATES, AND THE OFFICERS, MEMBERS, DIRECTORS, PARTNERS, EMPLOYEES, AGENTS AND ATTORNEYS OF EACH OF THE FOREGOING, FROM ALL CLAIMS, CAUSES OF ACTION AND LIABILITIES OF ANY NATURE OR KIND IN ANY WAY RELATING, DIRECTLY OR INDIRECTLY, TO THE ASSIGNED DEBT, ANY COLLATERAL SECURING ANY OBLIGATIONS THEREUNDER, THIS AGREEMENT, OR ANY OTHER DEBTS OR OBLIGATIONS IN ANY WAY RELATING TO THE PURCHASE AGREEMENT, TO THE EXTENT ARISING ON OR PRIOR TO THE DATE HEREOF, INCLUDING, WITHOUT LIMITATION, ANY AND ALL CLAIMS ARISING FROM OR RELATING TO NEGOTIATIONS, DEMANDS, REQUESTS OR EXERCISE OF REMEDIES IN CONNECTION WITH THE ASSIGNED DEBT, THIS AGREEMENT, ANY OTHER DEBTS OR OBLIGATIONS IN ANY WAY RELATING TO THE PURCHASE AGREEMENT, AND ANY AND ALL FEES OR CHARGES COLLECTED IN CONNECTION WITH THE ASSIGNED DEBT, THIS AGREEMENT, OR ANY OTHER DEBTS OR OBLIGATIONS IN ANY WAY RELATING TO THE PURCHASE AGREEMENT. MOREOVER UPON DELIVERY OF EACH ASSIGNMENT HEREUNDER, THE FOREGOING RELEASE SHALL BE DEEMED AUTOMATICALLY RE-MADE AND EFFECTIVE FOR ALL CLAIMS, CAUSES OF ACTION AND LIABILITIES OF ANY NATURE OR KIND COVERED HEREBY TO THE EXTENT ARISING ON OR PRIOR TO THE DATE OF SUCH ASSIGNMENT.

(b) AS A MATERIAL INDUCEMENT FOR ASSIGNEE TO AGREE TO ENTER INTO THIS AGREEMENT, BORROWER AND LENDER HEREBY RELEASE ASSIGNEE, TOGETHER WITH ALL OF ITS PARTNERS AND AFFILIATES, AND THE OFFICERS, MEMBERS, DIRECTORS, PARTNERS, EMPLOYEES, AGENTS AND ATTORNEYS OF EACH OF THE FOREGOING, FROM ALL CLAIMS, CAUSES OF ACTION AND LIABILITIES OF ANY NATURE OR KIND IN ANY WAY RELATING, DIRECTLY OR INDIRECTLY, TO THE ASSIGNED DEBT, ANY COLLATERAL SECURING ANY OBLIGATIONS THEREUNDER, THIS AGREEMENT, OR ANY OTHER DEBTS OR OBLIGATIONS IN ANY WAY RELATING TO THE PURCHASE AGREEMENT, TO THE EXTENT ARISING ON OR PRIOR TO THE DATE HEREOF, INCLUDING, WITHOUT LIMITATION, ANY AND ALL CLAIMS ARISING FROM OR RELATING TO NEGOTIATIONS, DEMANDS, REQUESTS OR EXERCISE OF REMEDIES IN CONNECTION WITH THE ASSIGNED DEBT, THIS AGREEMENT, ANY OTHER DEBTS OR OBLIGATIONS IN ANY WAY RELATING TO THE PURCHASE AGREEMENT, AND ANY AND ALL FEES OR CHARGES COLLECTED IN CONNECTION WITH THE ASSIGNED DEBT, THIS AGREEMENT, OR ANY OTHER DEBTS OR OBLIGATIONS IN ANY WAY RELATING TO THE PURCHASE AGREEMENT. MOREOVER UPON DELIVERY OF EACH APPLICABLE PURCHASE PRICE HEREUNDER, THE FOREGOING RELEASE SHALL BE DEEMED AUTOMATICALLY RE-MADE AND EFFECTIVE FOR ALL CLAIMS, CAUSES OF ACTION AND LIABILITIES OF ANY NATURE OR KIND COVERED HEREBY TO THE EXTENT ARISING ON OR PRIOR TO THE DATE OF SUCH PAYMENT.

8. Default and Termination.

(a) Breach By Assignor. In the event Assignor shall breach any of its covenants or agreements hereunder, and such breach is not cured within twenty (20) days after Assignor’s receipt of written notice of such breach from Assignee, which notice shall specify the breach with specificity, then Assignee’s sole and exclusive remedy hereunder shall be to terminate this Agreement upon written notice to Assignor, whereupon this Agreement shall terminate and Assignor and Assignee shall have no further obligation, each to the other, under this Agreement. Assignor and Assignee agree that the foregoing exclusive remedy will be adequate and each of them agrees that Assignee shall not have any other remedies, at law or in equity, for any breach by Assignor not cured within any applicable notice and cure period, other than termination of this Agreement as hereby provided.

(b) Breach By Assignee. In the event Assignee shall breach any of its covenants or agreements hereunder, and such breach is not cured within twenty (20) days after Assignee’s receipt of written notice of such breach from Assignor, which notice shall specify the breach with specificity, then Assignor’s sole and exclusive remedy hereunder shall be to terminate this Agreement upon written notice to Assignee, whereupon this Agreement shall terminate and Assignor and Assignee shall have no further obligation, each to the other, under this Agreement. Assignor and Assignee agree that the foregoing exclusive remedy will be adequate and each of them agrees that Assignor shall not have any other remedies, at law or in equity, for any breach by Assignee not cured within any applicable notice and cure period, other than termination of this Agreement as hereby provided.

(c) Breach by Borrower. Any breach by Borrower under this Agreement shall be deemed an event of default by Borrower under the Purchase Agreement, and any such breach may be enforced by Assignor or Assignee through any remedies available to Assignor or Assignee, as applicable, at law or in equity, or under the Purchase Agreement. Borrower shall have no rights to enforce this Agreement as against Assignor or Assignee, nor shall any breach or default by Assignor or Assignee hereunder in any way abrogate, limit, or otherwise affect Borrower’s obligations under the Purchase Agreement and related Transaction Documents.

9. No Waiver. The parties recognize and acknowledge that by entering into this Agreement, Lender is not waiving any rights or remedies it may have under any of the Transaction Documents, any defaults or Events of Default arising thereunder, or any judgments previously obtained by Lender in connection therewith. In addition, subject to Section 2(f) herein, the Lender shall have the right, at any time, to accept payments (whether in full or partial payments) of the then outstanding Remaining Debt, or any portion of the Assigned Debt not assigned at any Purchase Tranche Closing, whether such payments are made by the Borrower, any other Person purchasing all or any portion of the then outstanding Remaining Debt, or any portion of the Assigned Debt not assigned at any Purchase Tranche Closing, or any other Person, and in such event, Lender shall have the absolute right to terminate this Agreement, without liability to Assignee or any other Person, with respect to any portion of the Assigned Debt not yet sold and assigned to Assignee as of such date.

10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws governing the Fourth Replacement Debenture B.

11. Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES ANY AND ALL RIGHTS SUCH PARTY MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, EACH PARTY HERETO ACKNOWLEDGES THAT SUCH PARTY IS KNOWINGLY AND VOLUNTARILY WAIVING SUCH PARTY’S RIGHT TO DEMAND TRIAL BY JURY.

12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

13. Headings. The headings of the paragraphs of this Agreement have been included only for convenience, and shall not be deemed in any manner to modify or limit any of the provisions of this Agreement or used in any manner in the interpretation of this Agreement.

14. Interpretation. Whenever the context so requires in this Agreement, all words used in the singular shall be construed to have been used in the plural (and vice versa), each gender shall be construed to include any other genders, and the word “Person” shall be construed to include a natural person, a corporation, a firm, a partnership, a joint venture, a trust, an estate or any other entity.

15. Partial Invalidity. Each provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. If any provision of this Agreement or the application of such provision to any person or circumstances shall, to any extent, be invalid or unenforceable, then the remainder of this Agreement, or the application of such provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected by such invalidity or unenforceability.

16. Execution. This Agreement may be executed in one or more counterparts, all of which taken together shall be deemed and considered one and the same Agreement. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

17. Effective Date. For purposes of this Agreement, the “Effective Date” shall mean the date when this Agreement becomes fully executed by all parties hereto.

18. Legal Fees. Borrower hereby agrees to pay to the Lender, or its counsel, a fee in the amount of $7,500, to reimburse Lender for fees incurred by Lender for the preparation, negotiation and execution of this Agreement (and documents entered into between Borrower and Lender related hereto), and all other documents in connection herewith, which fees shall be paid simultaneously with the execution of this Agreement (unless previously paid). In the event of any action at law or in equity to enforce or interpret the terms of this Agreement, the parties agree that the prevailing party shall be entitled to an additional award of the full amount of the attorneys’ fees and expenses paid by such prevailing party in connection with the litigation and/or dispute without reduction or apportionment based upon the individual claims or defenses giving rise to the fees and expenses. Nothing herein shall restrict or impair a court’s power to award fees and expenses for frivolous or bad faith pleading.

[Signatures on the following page]

IN WITNESS WHEREOF, Assignor, Assignee, and Borrower have executed this Agreement as of the date above first written.

Assignor:

TCA GLOBAL CREDIT MASTER FUND, LP

By:          TCA Global Credit Fund GP, Ltd.
Its:           General Partner

By:           /s/ Robert Press
  Robert Press, Director

Date: August 15, 2016

Assignee:

CHICAGO VENTURE PARTNERS, L.P.

By: Chicago Venture Management, L.L.C.,
       its General Partner

By:  CVM, Inc., its Manager

By: /s/ John M. Fife
       John M. Fife, President

Date:   August 15, 2016

IN WITNESS WHEREOF, Assignor, Assignee, and Borrower have executed this Agreement as of the date above first written.

Borrower:

GROWLIFE, INC.

By:       /s/ Marco Hegyi
Name:  Marco Hegyi
Title:    CEO
Date:    August 15, 2016

EXHIBIT “A”

FORM OF REPLACEMENT DEBENTURE A

NEITHER THIS DEBENTURE NOR THE SECURITIES THAT ARE ISSUABLE TO THE HOLDER UPON CONVERSION HEREOF (COLLECTIVELY, THE “SECURITIES”) HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THE SECURITIES NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED: (I) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE 1933 ACT OR APPLICABLE STATE SECURITIES LAWS; OR (II) IN THE ABSENCE OF AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE ISSUER, THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT OR; (III) UNLESS SOLD, TRANSFERRED OR ASSIGNED PURSUANT TO RULE 144 UNDER THE 1933 ACT.

BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SEC 6049(B)(4) OF THE INTERNAL REVENUE CODE AND REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SEC. 6049(B)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).

$__________  Issuance and Effective Date: as of __________

FOR VALUE RECEIVED, GROWLIFE, INC., a Delaware corporation (the “Borrower”), whose address is 5400 Carillon Point, Kirkland, WA 98033, promises to pay to the order of TCA GLOBAL CREDIT MASTER FUND, LP (hereinafter, together with any holder hereof, “Lender”), whose address is 3960 Howard Hughes Parkway, Suite 500, Las Vegas, Nevada 89169, _____________ ($___________), together with interest (computed on the actual number of days elapsed on the basis of a 360 day year) thereon and all other fees, charges and all other Obligations due and payable in accordance with the terms of that certain Securities Purchase Agreement dated as of April 30, 2015, but made effective as of July 9, 2015, executed by and among Borrower and Lender (the “Original Purchase Agreement”), as supplemented by that certain Securities Purchase Agreement dated as of April 30, 2015, but made effective as of August 6, 2015 (the “Supplemental Purchase Agreement”), together with Amended and Restated Purchase Agreement dated as of October 27, 2015 (the “Restated Purchase Agreement”), as further amended by that certain First Amendment to Amended and Restated Purchase Agreement dated as of April 30, 2016 (the “First Amendment”) (the Original Purchase Agreement, the Supplemental Purchase Agreement, the Restated Purchase Agreement, and the First Amendment, together with all other renewals, extensions, future advances, amendments, modifications, substitutions, or replacements thereof, sometimes collectively referred to as the “Purchase Agreement”). Capitalized words and phrases not otherwise defined herein shall have the meanings assigned thereto in the Purchase Agreement.

This _______ Replacement Debenture A (“Debenture”), along with the ________ Replacement Debenture B being executed by Borrower simultaneously herewith (“Debenture B”), evidence the Debentures and other Obligations incurred by the Borrower under and pursuant to the Purchase Agreement, to which reference is hereby made for a statement of the terms and conditions under which any payment hereon may be accelerated. The holder of this Debenture is entitled to all of the benefits and security provided for in the Purchase Agreement and all other Transaction Documents executed by and between Borrower and Lender.

This Debenture, along with Debenture B being executed and delivered simultaneously herewith, are being both executed in substitution for and to supersede the ______ Replacement Debenture B dated as of __________ (the “Existing Note”), in its entirety. It is the intention of the Borrower and Lender that while this Debenture and Debenture B replace and supersede the Existing Note, in its entirety, it is not in payment or satisfaction of the Existing Note, but rather is the substitute of one evidence of debt for another without any intent to extinguish the old. Nothing contained in this Debenture or Debenture B shall be deemed to extinguish the indebtedness and obligations evidenced by the Existing Note or constitute a novation of the indebtedness evidenced by the Existing Note.

Principal, interest and other fees and charges shall be paid to Lender as set forth in the Purchase Agreement, or at such other place as the holder of this Debenture shall designate in writing to Borrower. Each Debenture made by Lender, and all payments on account of the principal and interest thereof shall be recorded on the books and records of Lender and the principal balance as shown on such books and records, or any copy thereof certified by an officer of Lender, shall be rebuttably presumptive evidence of the principal amount owing hereunder.

Except for such notices as may be required under the terms of the Purchase Agreement, Borrower waives presentment, demand, notice, protest, and all other demands, or notices, in connection with the delivery, acceptance, performance, default, or enforcement of this Debenture, and assents to any extension or postponement of the time of payment or any other indulgence.

Borrower shall be solely responsible for the payment of any and all documentary stamps and other taxes applicable to the full face amount of this Debenture.
This Debenture shall be governed and construed in accordance with the laws of the State of Nevada, and shall be binding upon Borrower and their legal representatives, successors, and assigns. Wherever possible, each provision of the Purchase Agreement and this Debenture shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Purchase Agreement or this Debenture shall be prohibited by or be invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of the Purchase Agreement or this Debenture.

Nothing herein contained, nor in any instrument or transaction relating hereto, shall be construed or so operate as to require any Borrower, or any person liable for the payment of this Debenture, to pay interest in an amount or at a rate grater than the highest rate permissible under applicable law. By acceptance hereof, Lender hereby warrants and represents to Borrower that Lender has no intention of charging a usurious rate of interest. Should any interest or other charges paid by Borrower, or any parties liable for the payments made pursuant to this Debenture, result in the computation or earning of interest in excess of the highest rate permissible under applicable law, any and all such excess shall be and the same is hereby waived by the holder hereof. Lender shall make adjustments in the Debenture or Purchase Agreement, as applicable, as necessary to ensure that Borrower will not be required to pay further interest in excess of the amount permitted by applicable law. All such excess shall be automatically credited against and in reduction of the outstanding principal balance. Any portion of such excess which exceeds the outstanding principal balance shall be paid by the holder hereof to the Lender and any parties liable for the payment of this Debenture, it being the intent of the parties hereto that under no circumstances shall Borrower, or any party liable for the payments hereunder, be required to pay interest in excess of the highest rate permissible under applicable law.

THE HOLDER IS A NON-U.S. PERSON AS THAT TERM IS DEFINED IN THE UNITED STATES INTERNAL REVENUE CODE.  IT IS HEREBY AGREED AND UNDERSTOOD THAT THE OBLIGATIONS HEREUNDER MAY BE SOLD OR RESOLD ONLY TO NON-U.S. PERSONS.  THE INTEREST PAYABLE HEREUNDER IS PAYABLE ONLY OUTSIDE THE UNITED STATES.  ANY U.S. PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAW.

Conversion of Debenture. At any time and from time to time while this Debenture is outstanding, but only upon the occurrence of an Event of Default under the Purchase Agreement or any other Transaction Documents, this Debenture may be, at the sole option of the Lender, convertible into shares of the common stock, par value $0.0001 per share (the “Common Stock”) of Borrower, in accordance with the terms and conditions set forth below.

(a)           Voluntary Conversion. At any time while this Debenture is outstanding, but only upon the occurrence of an Event of Default under the Purchase Agreement or any other Transaction Documents, the Lender may convert all or any portion of the outstanding principal, accrued and unpaid interest, and any other sums due and payable hereunder or under the Purchase Agreement (such total amount, the “Conversion Amount”) into shares of Common Stock of the Borrower (the “Conversion Shares”) at a price equal to: (i) the Conversion Amount (the numerator); divided by (ii) eighty-five percent (85%) of the lowest of the daily volume weighted average price of the Borrower’s Common Stock during the five (5) Business Days immediately prior to the Conversion Date, which price shall be indicated in the conversion notice (in the form attached hereto as Exhibit “A”, the “Conversion Notice”) (the denominator) (the “Conversion Price”). The Lender shall submit a Conversion Notice indicating the Conversion Amount, the number of Conversion Shares issuable upon such conversion, and where the Conversion Shares should be delivered.

(b)           The Lender’s Conversion Limitations. The Borrower shall not effect any conversion of this Debenture, and the Lender shall not have the right to convert any portion of this Debenture, to the extent that after giving effect to the conversion set forth on the Conversion Notice submitted by the Lender, the Lender (together with the Lender’s Affiliates and any Persons acting as a group together with the Lender or any of the Lender’s Affiliates) would beneficially own shares of Common Stock in excess of the Beneficial Ownership Limitation (as defined herein). To ensure compliance with this restriction, prior to delivery of any Conversion Notice, the Lender shall have the right to request that the Borrower provide to the Lender a written statement of the percentage ownership of the Borrower’s Common Stock that would be beneficially owned by the Lender and its Affiliates in the Borrower if the Lender converted such portion of this Debenture then intended to be converted by Lender. The Borrower shall, within two (2) Business Days of such request, provide Lender with the requested information in a written statement, and the Lender shall be entitled to rely on such written statement from the Borrower in its Conversion Notice and ensuring that its ownership of the Borrower’s Common Stock is not in excess of the Beneficial Ownership Limitation. The restriction described in this Section may be waived by Lender, in whole or in part, upon notice not less than sixty-one (61) days prior written notice from the Lender to the Borrower to increase such percentage.

For purposes of this Debenture, the “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Debenture.  The limitations contained in this Section shall apply to a successor holder of this Debenture. For purposes of this Debenture, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

(c)           Mechanics of Conversion. The conversion of this Debenture shall be conducted in the following manner:

(1)           To convert this Debenture into shares of Common Stock on any date set forth in the Conversion Notice by the Lender (the “Conversion Date”), the Lender shall transmit by facsimile or electronic mail (or otherwise deliver) a copy of the fully executed Conversion Notice to the Borrower (or, under certain circumstances as set forth below, by delivery of the Conversion Notice to the Borrower’s transfer agent).

(2)           Borrower’s Response. Upon receipt by the Borrower of a copy of a Conversion Notice, the Borrower shall as soon as practicable, but in no event later than two (2) Business Days after receipt of such Conversion Notice, send, via facsimile or electronic mail (or otherwise deliver) a confirmation of receipt of such Conversion Notice (the “Conversion Confirmation”) to the Lender indicating that the Borrower will process such Conversion Notice in accordance with the terms herein. In the event the Borrower fails to issue its Conversion Confirmation within said two (2) Business Day time period, the Lender shall have the absolute and irrevocable right and authority to deliver the fully executed Conversion Notice to the Borrower’s transfer agent, and pursuant to the terms of the Purchase Agreement, the Borrower’s transfer agent shall issue the applicable Conversion Shares to Lender as hereby provided. Within five (5) Business Days after the date of the Conversion Confirmation (or the date of the Conversion Notice, if the Borrower fails to issue the Conversion Confirmation), provided that the Borrower’s transfer agent is participating in the Depository Trust Borrower (“DTC”) Fast Automated Securities Transfer (“FAST”) program, the Borrower shall cause the transfer agent to (or, if for any reason the Borrower fails to instruct or cause its transfer agent to so act, then pursuant to the Purchase Agreement, the Lender may request and require the Borrower’s transfer agent to) electronically transmit the applicable Conversion Shares to which the Lender shall be entitled by crediting the account of the Lender’s prime broker with DTC through its Deposit Withdrawal Agent Commission (“DWAC”) system, and provide proof satisfactory to the Lender of such delivery. In the event that the Borrower’s transfer agent is not participating in the DTC FAST program and is not otherwise DWAC eligible, within five (5) Business Days after the date of the Conversion Confirmation (or the date of the Conversion Notice, if the Borrower fails to issue the Conversion Confirmation), the Borrower shall instruct and cause its transfer agent to (or, if for any reason the Borrower fails to instruct or cause its transfer agent to so act, then pursuant to the Purchase Agreement, the Lender may request and require the Borrower’s transfer agent to) issue and surrender to a nationally recognized overnight courier for delivery to the address specified in the Conversion Notice, a certificate, registered in the name of the Lender, or its designees, for the number of Conversion Shares to which the Lender shall be entitled. To effect conversions hereunder, the Lender shall not be required to physically surrender this Debenture to the Borrower unless the entire principal amount of this Debenture, plus all accrued and unpaid interest thereon, has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Debenture in an amount equal to the applicable conversion.  The Lender and the Borrower shall maintain records showing the principal amount(s) converted and the date of such conversion(s).  The Lender, and any assignee by acceptance of this Debenture, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Debenture, the unpaid and unconverted principal amount of this Debenture may be less than the amount stated on the face hereof.

(3)           Record Lender. The Person(s) entitled to receive the shares of Common Stock issuable upon a conversion of this Debenture shall be treated for all purposes as the record holder(s) of such shares of Common Stock as of the Conversion Date.

(4)           Failure to Deliver Certificates. If in the case of any Conversion Notice, the certificate or certificates are not delivered to or as directed by the Lender by the date required hereby, the Lender shall be entitled to elect by written notice to the Borrower at any time on or before its receipt of such certificate or certificates, to rescind such Conversion Notice, in which event the Borrower shall promptly return to the Lender any original Debenture delivered to the Borrower and the Lender shall promptly return to the Borrower the Common Stock certificates representing the principal amount of this Debenture unsuccessfully tendered for conversion to the Borrower.

(5)           Obligation Absolute; Partial Liquidated Damages. The Borrower’s obligations to issue and deliver the Conversion Shares upon conversion of this Debenture in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Lender to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or entity or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Lender or any other person or entity of any obligation to the Borrower or any violation or alleged violation of law by the Lender or any other person or entity, and irrespective of any other circumstance which might otherwise limit such obligation of the Borrower to the Lender in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Borrower of any such action the Borrower may have against the Lender. In the event the Lender of this Debenture shall elect to convert any or all of the outstanding principal amount hereof and accrued but unpaid interest thereon in accordance with the terms of this Debenture, the Borrower may not refuse conversion based on any claim that the Lender or anyone associated or affiliated with the Lender has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Lender, restraining and or enjoining conversion of all or part of this Debenture shall have been sought and obtained, and the Borrower posts a surety bond for the benefit of the Lender in the amount of 150% of the outstanding principal amount of this Debenture, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Lender to the extent it obtains judgment. In the absence of such injunction, the Borrower shall issue Conversion Shares upon a properly noticed conversion. If the Borrower fails for any reason to deliver to the Lender such certificate or certificates representing Conversion Shares pursuant to timing and delivery requirements of this Debenture, the Borrower shall pay to such Lender, in cash, as liquidated damages and not as a penalty, for each $1,000 of principal amount being converted, $1.00 per day for each day after the date by which such certificates should have been delivered until such certificates are delivered. Nothing herein shall limit a Lender’s right to pursue actual damages or declare an Event of Default pursuant to the Purchase Agreement, this Debenture or any agreement securing the indebtedness under this Debenture for the Borrower’s failure to deliver Conversion Shares within the period specified herein and such Lender shall have the right to pursue all remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Lender from seeking to enforce damages pursuant to any other Section hereof or under applicable law. Nothing herein shall prevent the Lender from having the Conversion Shares issued directly by the Borrower’s transfer agent in accordance with the Purchase Agreement, in the event for any reason the Borrower fails to issue or deliver, or cause its transfer agent to issue and deliver, the Conversion Shares to the Lender upon exercise of Lender’s conversion rights hereunder.

(6)           Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of this Debenture shall be made without charge to the Lender hereof for any documentary stamp or similar taxes, or any other issuance or transfer fees of any nature or kind that may be payable in respect of the issue or delivery of such certificates, any such taxes or fees, if payable, to be paid by the Borrower.

(d)           Make-Whole Rights. Upon liquidation by the Lender of Conversion Shares issued pursuant to a Conversion Notice, provided that the Lender realizes a net amount from such liquidation equal to less than the Conversion Amount specified in the relevant Conversion Notice (such net realized amount, the “Realized Amount”), the Borrower shall issue to the Lender additional shares of the Borrower’s Common Stock equal to: (i) the Conversion Amount specified in the relevant Conversion Notice; minus (ii) the Realized Amount, as evidenced by a reconciliation statement from the Lender (a “Sale Reconciliation”) showing the Realized Amount from the sale of the Conversion Shares; divided by (iii) the average volume weighted average price of the Borrower’s Common Stock during the five (5) Business Days immediately prior to the date upon which the Lender delivers notice (the “Make-Whole Notice”) to the Borrower that such additional shares are requested by the Lender (the “Make-Whole Stock Price”) (such number of additional shares to be issued, the “Make-Whole Shares”). Upon receiving the Make-Whole Notice and Sale Reconciliation evidencing the number of Make-Whole Shares requested, the Borrower shall instruct its transfer agent to issue certificates representing the Make-Whole Shares, which Make whole Shares shall be issued and delivered in the same manner and within the same time frames as set forth in Subsection (c)(2) above. Subsections (c)(3), (c)(4), (c)(5) and (c)(6) above shall be applicable to the issuance of the Make-Whole Shares. The Make-Whole Shares, when issued, shall be deemed to be validly issued, fully paid, and non-assessable shares of the Borrower’s Common Stock. Following the sale of the Make-Whole Shares by the Lender: (i) in the event that the Lender receives net proceeds from such sale which, when added to the Realized Amount from the prior relevant Conversion Notice, is less than the Conversion Amount specified in the relevant Conversion Notice, the Lender shall deliver an additional Make-Whole Notice to the Borrower following the procedures provided previously in this paragraph, and such procedures and the delivery of Make-Whole Notices shall continue until the Conversion Amount has been fully satisfied; (ii) in the event that the Lender received net proceeds from the sale of Make-Whole Shares in excess of the Conversion Amount specified in the relevant Conversion Notice, such excess amount shall be applied to satisfy any and all amounts owed hereunder in excess of the Conversion Amount specified in the relevant Conversion Notice.

(e)           Adjustments to Conversion Price.

(1)           Stock Dividends and Stock Splits.  If the Borrower, at any time while this Debenture is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on outstanding shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of Common Stock, any shares of capital stock of the Borrower, then the Conversion Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock (excluding any treasury shares of the Borrower) outstanding immediately before such event, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event.  Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination, or re-classification.

(2)           Fundamental Transaction. If, at any time while this Debenture is outstanding: (i) the Borrower effects any merger or consolidation of the Borrower with or into another Person, (ii) the Borrower effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Borrower or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Borrower effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then upon any subsequent conversion of this Debenture, the Lender shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one (1) share of Common Stock (the “Alternate Consideration”).  For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one (1) share of Common Stock in such Fundamental Transaction, and the Borrower shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Lender shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Debenture following such Fundamental Transaction.  To the extent necessary to effectuate the foregoing provisions, any successor to the Borrower or surviving entity in such Fundamental Transaction shall issue to the Lender a new debenture consistent with the foregoing provisions and evidencing the Lender’s right to convert such debenture into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section and insuring that this Debenture (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(3)           Adjustment to Conversion Price.  Whenever the Conversion Price is adjusted pursuant to any provision of this Debenture, the Borrower shall promptly deliver to Lender a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(4)           Notice to Allow Conversion by Lender.  If: (A) the Borrower shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Borrower shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Borrower shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Borrower shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Borrower is a party, any sale or transfer of all or substantially all of the assets of the Borrower, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Borrower shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Borrower, then, in each case, the Borrower shall cause to be filed at each office or agency maintained for the purpose of conversion of this Debenture, and shall cause to be delivered to the Lender at its last address as it shall appear upon the Borrower’s records, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating: (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice.  The Lender is entitled to convert this Debenture during the 10-day period commencing on the date of such notice through the effective date of the event triggering such notice.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Borrower has executed this Debenture as of the date set forth above.

BORROWER:

GROWLIFE, INC., a Delaware corporation

By:            _____________________________
Name:       _____________________________
Title:         _____________________________

EXHIBIT “A”

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal, interest, and other Obligations under the Revolving Debenture (the “Debenture”) of GROWLIFE, INC., a Delaware corporation (the “Borrower”), into shares of common stock, par value $0.0001 per share (the “Common Shares”), of the Borrower in accordance with the conditions of the Debenture, as of the date written below.

Based solely on information provided by the Borrower to Holder, the undersigned represents and warrants to the Borrower that its ownership of the Common Shares does not exceed the Beneficial Ownership Limitation determined in accordance with Section 13(d) of the Exchange Act of 1934, as amended, as specified under the Debenture.

Conversion calculations
Effective Date of Conversion:                                                     _______________________
Principal Amount and/or Interest to be Converted:                     _______________________
Number of Common Shares to be Issued:                                   _______________________

[HOLDER]

By: _____________________________

Name: __________________________

Title: ____________________________

Address: _________________________
               __________________________
               __________________________

FORM DEBENTURE

FORM OF REPLACEMENT DEBENTURE B

NEITHER THIS DEBENTURE NOR THE SECURITIES THAT ARE ISSUABLE TO THE HOLDER UPON CONVERSION HEREOF (COLLECTIVELY, THE “SECURITIES”) HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NEITHER THE SECURITIES NOR ANY INTEREST OR PARTICIPATION THEREIN MAY BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED: (I) IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE 1933 ACT OR APPLICABLE STATE SECURITIES LAWS; OR (II) IN THE ABSENCE OF AN OPINION OF COUNSEL, IN A FORM REASONABLY ACCEPTABLE TO THE ISSUER, THAT REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT OR; (III) UNLESS SOLD, TRANSFERRED OR ASSIGNED PURSUANT TO RULE 144 UNDER THE 1933 ACT.

BY ACCEPTING THIS OBLIGATION, THE HOLDER REPRESENTS AND WARRANTS THAT IT IS NOT A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SEC 6049(B)(4) OF THE INTERNAL REVENUE CODE AND REGULATIONS THEREUNDER) AND THAT IT IS NOT ACTING FOR OR ON BEHALF OF A UNITED STATES PERSON (OTHER THAN AN EXEMPT RECIPIENT DESCRIBED IN SEC. 6049(B)(4) OF THE INTERNAL REVENUE CODE AND THE REGULATIONS THEREUNDER).

$_____________                                                                                                Issuance and Effective Date: as of ________

FOR VALUE RECEIVED, GROWLIFE, INC., a Delaware corporation (the “Borrower”), whose address is 5400 Carillon Point, Kirkland, WA 98033, promises to pay to the order of TCA GLOBAL CREDIT MASTER FUND, LP (hereinafter, together with any holder hereof, “Lender”), whose address is 3960 Howard Hughes Parkway, Suite 500, Las Vegas, Nevada 89169, _______________________________________________ ($___________), together with interest (computed on the actual number of days elapsed on the basis of a 360 day year) thereon and all other fees, charges and all other Obligations due and payable in accordance with the terms of that certain Securities Purchase Agreement dated as of April 30, 2015, but made effective as of July 9, 2015, executed by and among Borrower and Lender (the “Original Purchase Agreement”), as supplemented by that certain Securities Purchase Agreement dated as of April 30, 2015, but made effective as of August 6, 2015 (the “Supplemental Purchase Agreement”), together with Amended and Restated Purchase Agreement dated as of October 27, 2015 (the “Restated Purchase Agreement”), as further amended by that certain First Amendment to Amended and Restated Purchase Agreement dated as of April 30, 2016 (the “First Amendment”) (the Original Purchase Agreement, the Supplemental Purchase Agreement, the Restated Purchase Agreement, and the First Amendment, together with all other renewals, extensions, future advances, amendments, modifications, substitutions, or replacements thereof, sometimes collectively referred to as the “Purchase Agreement”). Capitalized words and phrases not otherwise defined herein shall have the meanings assigned thereto in the Purchase Agreement.

This _______ Replacement Debenture B (“Debenture”), along with the Sixth Replacement Debenture A being executed by Borrower simultaneously herewith (“Debenture A”), evidence the Debentures and other Obligations incurred by the Borrower under and pursuant to the Purchase Agreement, to which reference is hereby made for a statement of the terms and conditions under which any payment hereon may be accelerated. The holder of this Debenture is entitled to all of the benefits and security provided for in the Purchase Agreement and all other Transaction Documents executed by and between Borrower and Lender.

This Debenture, along with Debenture A being executed and delivered simultaneously herewith, are being both executed in substitution for and to supersede the _______ Replacement Debenture B dated as of ________ (the “Existing Note”), in its entirety. It is the intention of the Borrower and Lender that while this Debenture and Debenture A replace and supersede the Existing Note, in its entirety, it is not in payment or satisfaction of the Existing Note, but rather is the substitute of one evidence of debt for another without any intent to extinguish the old. Nothing contained in this Debenture or Debenture A shall be deemed to extinguish the indebtedness and obligations evidenced by the Existing Note or constitute a novation of the indebtedness evidenced by the Existing Note.

Principal, interest and other fees and charges shall be paid to Lender as set forth in the Purchase Agreement, or at such other place as the holder of this Debenture shall designate in writing to Borrower. Each Debenture made by Lender, and all payments on account of the principal and interest thereof shall be recorded on the books and records of Lender and the principal balance as shown on such books and records, or any copy thereof certified by an officer of Lender, shall be rebuttably presumptive evidence of the principal amount owing hereunder.

Except for such notices as may be required under the terms of the Purchase Agreement, Borrower waives presentment, demand, notice, protest, and all other demands, or notices, in connection with the delivery, acceptance, performance, default, or enforcement of this Debenture, and assents to any extension or postponement of the time of payment or any other indulgence.

Borrower shall be solely responsible for the payment of any and all documentary stamps and other taxes applicable to the full face amount of this Debenture.
This Debenture shall be governed and construed in accordance with the laws of the State of Nevada, and shall be binding upon Borrower and their legal representatives, successors, and assigns. Wherever possible, each provision of the Purchase Agreement and this Debenture shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Purchase Agreement or this Debenture shall be prohibited by or be invalid under such law, such provision shall be severable, and be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of the Purchase Agreement or this Debenture.

Nothing herein contained, nor in any instrument or transaction relating hereto, shall be construed or so operate as to require any Borrower, or any person liable for the payment of this Debenture, to pay interest in an amount or at a rate grater than the highest rate permissible under applicable law. By acceptance hereof, Lender hereby warrants and represents to Borrower that Lender has no intention of charging a usurious rate of interest. Should any interest or other charges paid by Borrower, or any parties liable for the payments made pursuant to this Debenture, result in the computation or earning of interest in excess of the highest rate permissible under applicable law, any and all such excess shall be and the same is hereby waived by the holder hereof. Lender shall make adjustments in the Debenture or Purchase Agreement, as applicable, as necessary to ensure that Borrower will not be required to pay further interest in excess of the amount permitted by applicable law. All such excess shall be automatically credited against and in reduction of the outstanding principal balance. Any portion of such excess which exceeds the outstanding principal balance shall be paid by the holder hereof to the Lender and any parties liable for the payment of this Debenture, it being the intent of the parties hereto that under no circumstances shall Borrower, or any party liable for the payments hereunder, be required to pay interest in excess of the highest rate permissible under applicable law.

THE HOLDER IS A NON-U.S. PERSON AS THAT TERM IS DEFINED IN THE UNITED STATES INTERNAL REVENUE CODE.  IT IS HEREBY AGREED AND UNDERSTOOD THAT THE OBLIGATIONS HEREUNDER MAY BE SOLD OR RESOLD ONLY TO NON-U.S. PERSONS.  THE INTEREST PAYABLE HEREUNDER IS PAYABLE ONLY OUTSIDE THE UNITED STATES.  ANY U.S. PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAW.

Conversion of Debenture. At any time and from time to time while this Debenture is outstanding, but only upon the occurrence of an Event of Default under the Purchase Agreement or any other Transaction Documents, this Debenture may be, at the sole option of the Lender, convertible into shares of the common stock, par value $0.0001 per share (the “Common Stock”) of Borrower, in accordance with the terms and conditions set forth below.

(a)           Voluntary Conversion. At any time while this Debenture is outstanding, but only upon the occurrence of an Event of Default under the Purchase Agreement or any other Transaction Documents, the Lender may convert all or any portion of the outstanding principal, accrued and unpaid interest, and any other sums due and payable hereunder or under the Purchase Agreement (such total amount, the “Conversion Amount”) into shares of Common Stock of the Borrower (the “Conversion Shares”) at a price equal to: (i) the Conversion Amount (the numerator); divided by (ii) eighty-five percent (85%) of the lowest of the daily volume weighted average price of the Borrower’s Common Stock during the five (5) Business Days immediately prior to the Conversion Date, which price shall be indicated in the conversion notice (in the form attached hereto as Exhibit “A”, the “Conversion Notice”) (the denominator) (the “Conversion Price”). The Lender shall submit a Conversion Notice indicating the Conversion Amount, the number of Conversion Shares issuable upon such conversion, and where the Conversion Shares should be delivered.

(b)           The Lender’s Conversion Limitations. The Borrower shall not effect any conversion of this Debenture, and the Lender shall not have the right to convert any portion of this Debenture, to the extent that after giving effect to the conversion set forth on the Conversion Notice submitted by the Lender, the Lender (together with the Lender’s Affiliates and any Persons acting as a group together with the Lender or any of the Lender’s Affiliates) would beneficially own shares of Common Stock in excess of the Beneficial Ownership Limitation (as defined herein). To ensure compliance with this restriction, prior to delivery of any Conversion Notice, the Lender shall have the right to request that the Borrower provide to the Lender a written statement of the percentage ownership of the Borrower’s Common Stock that would be beneficially owned by the Lender and its Affiliates in the Borrower if the Lender converted such portion of this Debenture then intended to be converted by Lender. The Borrower shall, within two (2) Business Days of such request, provide Lender with the requested information in a written statement, and the Lender shall be entitled to rely on such written statement from the Borrower in its Conversion Notice and ensuring that its ownership of the Borrower’s Common Stock is not in excess of the Beneficial Ownership Limitation. The restriction described in this Section may be waived by Lender, in whole or in part, upon notice not less than sixty-one (61) days prior written notice from the Lender to the Borrower to increase such percentage.

For purposes of this Debenture, the “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of this Debenture.  The limitations contained in this Section shall apply to a successor holder of this Debenture. For purposes of this Debenture, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof.

(c)           Mechanics of Conversion. The conversion of this Debenture shall be conducted in the following manner:

(1)           To convert this Debenture into shares of Common Stock on any date set forth in the Conversion Notice by the Lender (the “Conversion Date”), the Lender shall transmit by facsimile or electronic mail (or otherwise deliver) a copy of the fully executed Conversion Notice to the Borrower (or, under certain circumstances as set forth below, by delivery of the Conversion Notice to the Borrower’s transfer agent).

(2)           Borrower’s Response. Upon receipt by the Borrower of a copy of a Conversion Notice, the Borrower shall as soon as practicable, but in no event later than two (2) Business Days after receipt of such Conversion Notice, send, via facsimile or electronic mail (or otherwise deliver) a confirmation of receipt of such Conversion Notice (the “Conversion Confirmation”) to the Lender indicating that the Borrower will process such Conversion Notice in accordance with the terms herein. In the event the Borrower fails to issue its Conversion Confirmation within said two (2) Business Day time period, the Lender shall have the absolute and irrevocable right and authority to deliver the fully executed Conversion Notice to the Borrower’s transfer agent, and pursuant to the terms of the Purchase Agreement, the Borrower’s transfer agent shall issue the applicable Conversion Shares to Lender as hereby provided. Within five (5) Business Days after the date of the Conversion Confirmation (or the date of the Conversion Notice, if the Borrower fails to issue the Conversion Confirmation), provided that the Borrower’s transfer agent is participating in the Depository Trust Borrower (“DTC”) Fast Automated Securities Transfer (“FAST”) program, the Borrower shall cause the transfer agent to (or, if for any reason the Borrower fails to instruct or cause its transfer agent to so act, then pursuant to the Purchase Agreement, the Lender may request and require the Borrower’s transfer agent to) electronically transmit the applicable Conversion Shares to which the Lender shall be entitled by crediting the account of the Lender’s prime broker with DTC through its Deposit Withdrawal Agent Commission (“DWAC”) system, and provide proof satisfactory to the Lender of such delivery. In the event that the Borrower’s transfer agent is not participating in the DTC FAST program and is not otherwise DWAC eligible, within five (5) Business Days after the date of the Conversion Confirmation (or the date of the Conversion Notice, if the Borrower fails to issue the Conversion Confirmation), the Borrower shall instruct and cause its transfer agent to (or, if for any reason the Borrower fails to instruct or cause its transfer agent to so act, then pursuant to the Purchase Agreement, the Lender may request and require the Borrower’s transfer agent to) issue and surrender to a nationally recognized overnight courier for delivery to the address specified in the Conversion Notice, a certificate, registered in the name of the Lender, or its designees, for the number of Conversion Shares to which the Lender shall be entitled. To effect conversions hereunder, the Lender shall not be required to physically surrender this Debenture to the Borrower unless the entire principal amount of this Debenture, plus all accrued and unpaid interest thereon, has been so converted. Conversions hereunder shall have the effect of lowering the outstanding principal amount of this Debenture in an amount equal to the applicable conversion.  The Lender and the Borrower shall maintain records showing the principal amount(s) converted and the date of such conversion(s).  The Lender, and any assignee by acceptance of this Debenture, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of a portion of this Debenture, the unpaid and unconverted principal amount of this Debenture may be less than the amount stated on the face hereof.

(3)           Record Lender. The Person(s) entitled to receive the shares of Common Stock issuable upon a conversion of this Debenture shall be treated for all purposes as the record holder(s) of such shares of Common Stock as of the Conversion Date.

(4)           Failure to Deliver Certificates. If in the case of any Conversion Notice, the certificate or certificates are not delivered to or as directed by the Lender by the date required hereby, the Lender shall be entitled to elect by written notice to the Borrower at any time on or before its receipt of such certificate or certificates, to rescind such Conversion Notice, in which event the Borrower shall promptly return to the Lender any original Debenture delivered to the Borrower and the Lender shall promptly return to the Borrower the Common Stock certificates representing the principal amount of this Debenture unsuccessfully tendered for conversion to the Borrower.

(5)           Obligation Absolute; Partial Liquidated Damages. The Borrower’s obligations to issue and deliver the Conversion Shares upon conversion of this Debenture in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Lender to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any person or entity or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Lender or any other person or entity of any obligation to the Borrower or any violation or alleged violation of law by the Lender or any other person or entity, and irrespective of any other circumstance which might otherwise limit such obligation of the Borrower to the Lender in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Borrower of any such action the Borrower may have against the Lender. In the event the Lender of this Debenture shall elect to convert any or all of the outstanding principal amount hereof and accrued but unpaid interest thereon in accordance with the terms of this Debenture, the Borrower may not refuse conversion based on any claim that the Lender or anyone associated or affiliated with the Lender has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Lender, restraining and or enjoining conversion of all or part of this Debenture shall have been sought and obtained, and the Borrower posts a surety bond for the benefit of the Lender in the amount of 150% of the outstanding principal amount of this Debenture, which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Lender to the extent it obtains judgment. In the absence of such injunction, the Borrower shall issue Conversion Shares upon a properly noticed conversion. If the Borrower fails for any reason to deliver to the Lender such certificate or certificates representing Conversion Shares pursuant to timing and delivery requirements of this Debenture, the Borrower shall pay to such Lender, in cash, as liquidated damages and not as a penalty, for each $1,000 of principal amount being converted, $1.00 per day for each day after the date by which such certificates should have been delivered until such certificates are delivered. Nothing herein shall limit a Lender’s right to pursue actual damages or declare an Event of Default pursuant to the Purchase Agreement, this Debenture or any agreement securing the indebtedness under this Debenture for the Borrower’s failure to deliver Conversion Shares within the period specified herein and such Lender shall have the right to pursue all remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit the Lender from seeking to enforce damages pursuant to any other Section hereof or under applicable law. Nothing herein shall prevent the Lender from having the Conversion Shares issued directly by the Borrower’s transfer agent in accordance with the Purchase Agreement, in the event for any reason the Borrower fails to issue or deliver, or cause its transfer agent to issue and deliver, the Conversion Shares to the Lender upon exercise of Lender’s conversion rights hereunder.

(6)           Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of this Debenture shall be made without charge to the Lender hereof for any documentary stamp or similar taxes, or any other issuance or transfer fees of any nature or kind that may be payable in respect of the issue or delivery of such certificates, any such taxes or fees, if payable, to be paid by the Borrower.

(d)           Make-Whole Rights. Upon liquidation by the Lender of Conversion Shares issued pursuant to a Conversion Notice, provided that the Lender realizes a net amount from such liquidation equal to less than the Conversion Amount specified in the relevant Conversion Notice (such net realized amount, the “Realized Amount”), the Borrower shall issue to the Lender additional shares of the Borrower’s Common Stock equal to: (i) the Conversion Amount specified in the relevant Conversion Notice; minus (ii) the Realized Amount, as evidenced by a reconciliation statement from the Lender (a “Sale Reconciliation”) showing the Realized Amount from the sale of the Conversion Shares; divided by (iii) the average volume weighted average price of the Borrower’s Common Stock during the five (5) Business Days immediately prior to the date upon which the Lender delivers notice (the “Make-Whole Notice”) to the Borrower that such additional shares are requested by the Lender (the “Make-Whole Stock Price”) (such number of additional shares to be issued, the “Make-Whole Shares”). Upon receiving the Make-Whole Notice and Sale Reconciliation evidencing the number of Make-Whole Shares requested, the Borrower shall instruct its transfer agent to issue certificates representing the Make-Whole Shares, which Make whole Shares shall be issued and delivered in the same manner and within the same time frames as set forth in Subsection (c)(2) above. Subsections (c)(3), (c)(4), (c)(5) and (c)(6) above shall be applicable to the issuance of the Make-Whole Shares. The Make-Whole Shares, when issued, shall be deemed to be validly issued, fully paid, and non-assessable shares of the Borrower’s Common Stock. Following the sale of the Make-Whole Shares by the Lender: (i) in the event that the Lender receives net proceeds from such sale which, when added to the Realized Amount from the prior relevant Conversion Notice, is less than the Conversion Amount specified in the relevant Conversion Notice, the Lender shall deliver an additional Make-Whole Notice to the Borrower following the procedures provided previously in this paragraph, and such procedures and the delivery of Make-Whole Notices shall continue until the Conversion Amount has been fully satisfied; (ii) in the event that the Lender received net proceeds from the sale of Make-Whole Shares in excess of the Conversion Amount specified in the relevant Conversion Notice, such excess amount shall be applied to satisfy any and all amounts owed hereunder in excess of the Conversion Amount specified in the relevant Conversion Notice.

(e)           Adjustments to Conversion Price.

(1)           Stock Dividends and Stock Splits.  If the Borrower, at any time while this Debenture is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock on outstanding shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of Common Stock, any shares of capital stock of the Borrower, then the Conversion Price shall be multiplied by a fraction, the numerator of which shall be the number of shares of Common Stock (excluding any treasury shares of the Borrower) outstanding immediately before such event, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event.  Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination, or re-classification.

(2)           Fundamental Transaction. If, at any time while this Debenture is outstanding: (i) the Borrower effects any merger or consolidation of the Borrower with or into another Person, (ii) the Borrower effects any sale of all or substantially all of its assets in one transaction or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Borrower or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Borrower effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then upon any subsequent conversion of this Debenture, the Lender shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction, the same kind and amount of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of one (1) share of Common Stock (the “Alternate Consideration”).  For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one (1) share of Common Stock in such Fundamental Transaction, and the Borrower shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration.  If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Lender shall be given the same choice as to the Alternate Consideration it receives upon any conversion of this Debenture following such Fundamental Transaction.  To the extent necessary to effectuate the foregoing provisions, any successor to the Borrower or surviving entity in such Fundamental Transaction shall issue to the Lender a new debenture consistent with the foregoing provisions and evidencing the Lender’s right to convert such debenture into Alternate Consideration. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this Section and insuring that this Debenture (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction.

(3)           Adjustment to Conversion Price.  Whenever the Conversion Price is adjusted pursuant to any provision of this Debenture, the Borrower shall promptly deliver to Lender a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(4)           Notice to Allow Conversion by Lender.  If: (A) the Borrower shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Borrower shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Borrower shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Borrower shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Borrower is a party, any sale or transfer of all or substantially all of the assets of the Borrower, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, or (E) the Borrower shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Borrower, then, in each case, the Borrower shall cause to be filed at each office or agency maintained for the purpose of conversion of this Debenture, and shall cause to be delivered to the Lender at its last address as it shall appear upon the Borrower’s records, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating: (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice.  The Lender is entitled to convert this Debenture during the 10-day period commencing on the date of such notice through the effective date of the event triggering such notice.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Borrower has executed this Debenture as of the date set forth above.

BORROWER:

GROWLIFE, INC., a Delaware corporation

By:         _____________________________
Name:    _____________________________
Title:      _____________________________

EXHIBIT “A”

NOTICE OF CONVERSION

The undersigned hereby elects to convert principal, interest, and other Obligations under the Revolving Debenture (the “Debenture”) of GROWLIFE, INC., a Delaware corporation (the “Borrower”), into shares of common stock, par value $0.0001 per share (the “Common Shares”), of the Borrower in accordance with the conditions of the Debenture, as of the date written below.

Based solely on information provided by the Borrower to Holder, the undersigned represents and warrants to the Borrower that its ownership of the Common Shares does not exceed the Beneficial Ownership Limitation determined in accordance with Section 13(d) of the Exchange Act of 1934, as amended, as specified under the Debenture.

Conversion calculations
Effective Date of Conversion:                                               _______________________
Principal Amount and/or Interest to be Converted:               _______________________
Number of Common Shares to be Issued:                              _______________________

[HOLDER]

By: _____________________________

Name: __________________________

Title: ____________________________

Address: _________________________
               __________________________
               __________________________

EXHIBIT “B”

PURCHASE TRANCHES

Purchase Tranche Number	Applicable Purchase Price	Date for Purchase Tranche Closing
1	$80,000	Simultaneously with execution of this Agreement
All additional Purchase Tranches until Assignee has purchased the entire amount of the Assigned Debt	$80,000	Thirty (30) Days after prior Purchase Tranche Closing*

*Subject to Assignee’s right to not effect up to two (2) separate Purchase Tranche Closings as described more fully in the last sentence of Section 2(a).

EXHIBIT “C”

FORM OF ASSIGNMENT

ASSIGNMENT OF NOTE

THIS ASSIGNMENT OF NOTE (this “Assignment”), is made and entered into as of the 15th day of August, 2016, by TCA GLOBAL CREDIT MASTER FUND, LP, a Cayman Islands limited partnership, with an address of 3960 Howard Hughes Parkway, Suite 500, Las Vegas, NV 89169 (“Assignor” or “Lender”), in favor of CHICAGO VENTURE PARTNERS, L.P., a Utah limited partnership (“Assignee”).

W I T N E S S E T H

WHEREAS, the parties hereto have entered into a Debt Purchase Agreement dated as of August 15, 2016 (the “DPA”), pursuant to which Assignor has agreed to assign to Assignee, its successors and assigns, Assignor’s right, title and interest in and to a portion of the monetary obligations evidenced by the Fourth Replacement Debenture B (the “Assigned Debt”), all subject to the terms and conditions set forth in the DPA and hereinafter set forth; and

WHEREAS, Assignor is the present legal and equitable owner and holder of that certain Fifth Replacement Debenture A dated and effective as of August 15, 2016, executed by Growlife, Inc. (the “Borrower”), and made payable to the order of Assignor, in the original principal amount of $80,000.00, representing the first Purchase Tranche under the DPA (the “Fifth Replacement Debenture A”);

NOW, THEREFORE, in consideration of the sum of $80,000.00, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and agreed, Assignor, Assignee, and Borrower hereby covenant and agree as follows:

1. Recitals. The recitations set forth in the preamble of this Assignment are true and correct and incorporated herein by this reference. All capitalized terms used herein and not otherwise defined in this Assignment shall have the same meaning ascribed to them in the DPA.

2. Assignment. Assignor does hereby transfer, assign, grant, and convey to Assignee, its successors and assigns, all of the right, title and interest of Assignor in and to the Assigned Debt only, it being acknowledged by Assignee that the Remaining Debt is not being assigned hereby.

3. No Security Rights. Assignee hereby agrees and acknowledges that the sale, transfer and assignment of the Assigned Debt shall be a sale, transfer and assignment of the monetary obligations evidenced by such Assigned Debt only, and shall not include, and such sale, transfer and assignment expressly excludes, the Remaining Debt, and any and all Security Rights.

4. Reference to DPA. The assignment contemplated hereby shall be subject to the representations, warranties, limitations, exclusions, releases, acknowledgments, and all other terms and provisions of the DPA.

5. Governing Law. This Assignment shall be governed by and construed in accordance with the laws governing the Fifth Replacement Debenture A.

6. Successors and Assigns. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

7. Headings. The headings of the paragraphs of this Assignment have been included only for convenience, and shall not be deemed in any manner to modify or limit any of the provisions of this Agreement or used in any manner in the interpretation of this Assignment.

8. Interpretation. Whenever the context so requires in this Assignment, all words used in the singular shall be construed to have been used in the plural (and vice versa), each gender shall be construed to include any other genders, and the word “Person” shall be construed to include a natural person, a corporation, a firm, a partnership, a joint venture, a trust, an estate or any other entity.

9. Partial Invalidity. Each provision of this Assignment shall be valid and enforceable to the fullest extent permitted by law. If any provision of this Assignment or the application of such provision to any Person or circumstances shall, to any extent, be invalid or unenforceable, then the remainder of this Assignment, or the application of such provision to Persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected by such invalidity or unenforceability.

10. Execution. In the event that any signature is delivered by facsimile transmission or by e- mail delivery of a “.pdf” format file or other similar format file, such signature shall be deemed an original for all purposes and shall create a valid and binding obligation of the party executing same with the same force and effect as if such facsimile or “.pdf” signature page was an original thereof.

[Signatures on the following page]

IN WITNESS WHEREOF, Assignor has executed this Assignment as of the date above first written.

Assignor:

TCA GLOBAL CREDIT MASTER FUND, LP

By:   TCA Global Credit Fund GP, Ltd.
Its:    General Partner

By: /s/ Robert Press
       Robert Press, Director